UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2003

CalWest Bancorp

(Exact name of Registrant as specified in its charter)

California	333-14288	56-2380639
State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

22342 Avenida Empresa, Rancho Santa Margarita, CA		92688
Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (949) 766-3000

(Former name or former address, if changed since last report)

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

	99.1	Press Release dated October 22, 2003

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003 the Company issued a press release announcing earnings for the quarter ended September 30, 2003 and made publicly available certain supplemental information.  The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003

CalWest Bancorp

By:	/s/ Thomas E. Yott
Thomas E. Yott
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release